UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

Schedule 14A
(Rule 14a-101)

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MAWSON INFRASTRUCTURE GROUP INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Stockholders of Mawson Infrastructure Group Inc.,

You are cordially invited to attend the 2025 Annual Meeting of the Stockholders (the “Annual Meeting”) of Mawson Infrastructure Group Inc. (the “Company”).

The Annual Meeting will be held on:

•        October 15, 2025, 4:00pm Eastern Time

You can attend the Annual Meeting via the virtual meeting portal at:

Meeting link: meetnow.global/MTGQJYV

The Board of Directors of the Company (the “Board”) has decided to hold the Annual Meeting entirely online via the virtual meeting portal which will be conducted via live webcast. This is important because it enables the Company’s stockholders to participate in the Annual Meeting from any location, and it also reduces the carbon footprint of the Company’s activities.

Further instructions on how to attend and participate in the virtual meeting are included in these materials.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to participate in the Annual Meeting, the prompt execution and return of your proxy card or vote over the telephone or Internet as instructed in these materials as promptly as possible will ensure that your shares are represented at the meeting and minimize the cost of proxy solicitation. Thank you for your continued support.

You will be asked to vote upon the following proposals at the Annual Meeting:

1.      Approve and ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

2.      Approve the election of three (3) nominees as directors of the Company to serve until the 2026 annual meeting of stockholders —

(i)     Ryan Costello;

(ii)    Steven Soles; and

(iii)   Kathryn Yingling Schellenger.

3.      Advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers.

4.      Approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment.

5.      Authorize the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

Any other business will be transacted as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends you vote (1) FOR the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (2) FOR the election of three (3) director nominees; (3) FOR the advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers; (4) FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment; and (5) FOR the authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

The Board has fixed August 21, 2025, as the record date for determining those stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

Please review the attached Notice of Meeting and Proxy Statement for more detail and explanation of the proposals to be considered at the Annual Meeting.

Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card by Internet voting as described on your proxy card.

We thank you and appreciate your support.

By Order of the Board of Directors,
/s/ Ryan Costello
Ryan Costello
Board Chair and Director

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	October 15, 2025, 4:00 pm Eastern Time
Place:	Virtual Meeting Portal Meeting link: meetnow.global/MTGQJYV
Items of Business:

1.      Approve and ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

2.      Approve the election of three (3) nominees as directors of the Company to serve until the 2026 annual meeting of stockholders —

(i)     Ryan Costello

(ii)    Steven Soles

(iii)   Kathryn Yingling Schellenger

3.      Advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers.

4.      Approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment.

5.      Authorize the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

In addition, we will transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

Who Can Vote:	Stockholders of record at the close of business on August 21, 2025 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.
Important Notice Regarding Proxy Materials:

This Notice presents an overview of the complete Proxy Statement accompanying this Notice, which is part of this Notice. The Proxy Statement and our Annual Report are available on our website, www.mawsoninc.com, the Securities and Exchange Commission’s website, www.sec.gov, and at www.edocumentview.com/MIGI.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to participate in the Annual Meeting, the prompt execution and return of your proxy card or vote over the telephone or Internet as instructed in these materials as promptly as possible will ensure that your shares are represented at the meeting and minimize the cost of proxy solicitation. Thank you for your continued support.

The Board of Directors recommends you vote (1) FOR the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (2) FOR the election of the three (3) director nominees; (3) FOR the advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers; (4) FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment; and (5) FOR the authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

By Order of the Board of Directors,
/s/ Ryan Costello
Ryan Costello
Board Chair and Director

i

MAWSON INFRASTRUCTURE GROUP INC.

950 Railroad Ave., Midland, PA 15059

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

October 15, 2025, 4:00 pm Eastern Time

This Proxy Statement contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Mawson Infrastructure Group Inc. (referred to in this Proxy Statement as “Mawson”, “the Company”, “we”, “our” or “us”).

The Annual Meeting will be held virtually on:

October 15, 2025, 4:00 pm Eastern Time

You can attend the Annual Meeting via the virtual meeting portal at:

Meeting link: meetnow.global/MTGQJYV

Holding the Annual Meeting online enables our stockholders to participate from any location with internet connectivity, enhances accessibility for all stockholders, and reduces the carbon footprint of our activities. The Annual Meeting has been designed to provide the same rights to participate as stockholders would have at an in-person meeting. Information on how to participate in this year’s virtual Meeting can be found below.

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting and at any adjournment of the Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board.

The Notice of the 2025 Annual Meeting of Stockholders, Proxy Statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025 (the “2024 Form 10-K”), are first being made available to stockholders on or about September 4, 2025 and are also available online at www.mawsoninc.com, the SEC’s website, www.sec.gov, and www.edocumentview.com/MIGI. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all the information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT ATTENDING THE ANNUAL MEETING AND VOTING

Instructions on How to Attend the Annual Meeting

To participate in the Annual Meeting, you must access the Virtual Meeting Portal using the link:

Meeting link: meetnow.global/MTGQJYV

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on August 21, 2025 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your Notice Regarding the Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials. If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Mawson Infrastructure Group Inc. holdings along with your name and email address to Computershare. Requests for registration must be labelled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 10, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare
Mawson Infrastructure Group Inc Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

The virtual meeting platform is supported across MS Edge, Firefox, Chrome and Safari browsers and most devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

What is the purpose of the Annual Meeting?

Our Annual Meeting will be held to vote on the following proposals:

1.      To approve and ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

2.      To elect as directors the three (3) nominees named in this Proxy Statement to serve until the 2026 Annual Meeting of Stockholders;

3.      To approve, by an advisory and non-binding vote, the compensation paid to the Company’s named executive officers;

4.      To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by our Board of Directors (the “Board”) in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment (the “Reverse Stock Split Proposal”); and

5.      To authorize the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals (the “Adjournment Proposal”).

In addition, we will transact such other business as may properly come before the Meeting or any adjournments of the meeting.

This Proxy Statement provides detailed information about each of the proposals.

Who can vote?

You may vote if you were a stockholder of Mawson as of the close of business on the Record Date, August 21, 2025.

As of the Record Date, there were 20,846,102 shares of common stock, par value $0.001 per share (“Common Stock”) outstanding.

How many votes do I have?

Each share of our Common Stock that you own on the record date entitles you to one vote on each matter subject to a vote. There are no cumulative voting rights with respect to the election of directors.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.      You may vote by Mail:    You may vote by completing, signing and mailing a printed proxy card enclosed with this Proxy Statement. You can request delivery of a copy of the Proxy Statement and related materials by contacting Computershare. You can go to www.investorvote.com/MIGI or send an email to investorvote@computershare.com with “Proxy Materials MAWSON INFRASTRUCTURE GROUP INC.” in the subject line, include your full name and address, plus the number located in the shaded bar on the Notice sent to you, and state that you want to receive a paper copy of the proxy materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received no later than October 5, 2025. The shares you own will be voted according to your instructions on the proxy card. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board.

2.      You may vote Online or Electronically:    If you hold your shares on the books of Computershare you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.investorvote.com/MIGI and following the online instructions. If you hold your shares with a bank or broker, you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.proxyvote.com and following the online instructions. The shares you own will be voted according to your instructions on the proxy card you submit electronically. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board.

3       You may vote during the Annual Meeting:    If you attend the Annual Meeting you may vote during the Annual Meeting.

In order to vote your shares during the Annual Meeting, you will need the 15-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you own shares in street name, you may vote by providing your instructions to the bank, brokerage firm or other nominee holding the shares on your behalf. If you wish to participate in and vote during the Annual Meeting you are required to contact your bank, broker or other nominee and obtain a “legal proxy”.

How does the Board recommend that I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•        “FOR” ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (See Proposal No. 1);

•        “FOR” the election of the three (3) director nominees named in this Proxy Statement as directors for a term expiring at the 2026 Annual Meeting of Stockholders (See Proposal No. 2); and

•        “FOR” the advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers (See Proposal No. 3).

•        “FOR” the Reverse Stock Split Proposal (See Proposal No. 4).

•        “FOR” the Adjournment Proposal (See Proposal No. 5).

At the time this Proxy Statement was printed, we knew of no matters other than those discussed in this Proxy Statement that needed to be voted on at the Annual Meeting.

Is my vote important?

Your vote is important to us no matter how many shares you own. If too few stockholders attend the Annual Meeting or return their proxy card, the required quorum may not be achieved, and the meeting may need to be adjourned, causing the Company to incur unnecessary costs. We encourage you to take the time to return your proxy card or to vote via the Internet or via toll-free phone per the instructions. The instructions on how to vote are contained in this Proxy Statement and in the proxy materials you received. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Who can help answer my questions?

If you have questions about the proposals or if you need assistance in voting you can contact the Company’s proxy solicitor firm:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
Banks and Brokers Call (516) 933-3100
All Others Call Toll-Free (888) 742-1305
Email: MIGI@laurelhill.com

What if I return a proxy card, but do not make specific choices?

Any proxy card returned without directions given will be voted in accordance with the recommendations of our Board.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

Proposal No. 1 is considered a routine matter for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. If you hold your shares through a brokerage firm, then your shares might not be voted, even for routine matters, if you do not give a voting instruction to your broker. If too few stockholders attend the meeting or return their proxy card, the required quorum may not be achieved, and the meeting may need to be adjourned, causing the Company to incur unnecessary costs (see below). Therefore, we encourage every stockholder to take the time to return your proxy card and to vote.

All other Proposals are considered “non-routine” under applicable stock exchange rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on this proposal. This is called a “broker non-vote”.

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

If you own shares of Common Stock in your own name, you may revoke your proxy or change your voting instructions before the Annual Meeting by delivering to the Corporate Secretary of Mawson a written notice of revocation or a duly executed proxy bearing a later date, or you may change your vote during the Annual Meeting. If you hold shares of Common Stock in street name you may revoke or change your voting instructions by contacting the bank, brokerage firm or other nominee holding the shares on your behalf.

How can I access the proxy materials over the internet?

You may view and download our proxy materials, including the 2024 Form 10-K, and the Notice of Meeting by accessing www.edocumentview.com/MIGI, the SEC’s website, www.sec.gov, or the Company’s website, www.mawsoninc.com.

Who pays for the solicitation of proxies?

The solicitation of proxies in the enclosed form is made on behalf of Mawson’s Board. Mawson will pay for the cost of solicitation of proxies. In addition to solicitation by mail, Mawson’s directors, officers, and employees may also solicit proxies from stockholders by telephone, electronically or in person. Mawson has also retained Laurel Hill Advisory Group, LLC to assist Mawson with the solicitation of proxies for a fee of $8,000 plus reimbursement for certain out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Mawson will, upon request, reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of shares of Mawson entitled to cast at least 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of all outstanding capital stock of Mawson, are present in person or by proxy. On the Record Date, there were 20,846,102 shares of Common Stock outstanding. Thus, 6,948,701 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you timely submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. The Company will incur unnecessary costs if it is required to adjourn the meeting.

What vote is required for each item to pass?

1.      Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 1)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required, on a non-binding, advisory basis, to ratify the appointment of the Company’s independent registered public accounting firm. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this proposal. Accordingly, there will not be any broker non-votes on this proposal. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Please note that Mawson is not required to obtain the approval of stockholders to appoint the Company’s independent registered public accounting firm, and as such this vote is advisory only.

2.      Election of Directors (Proposal No. 2)

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote. There are three (3) nominees for election and three (3) positions to be filled. This means that the three (3) individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome, though abstentions and votes “withheld” are counted for the purpose of establishing a quorum for the meeting.

3.      Advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers (Proposal No. 3)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required, on a non-binding, advisory basis, to approve the compensation paid to the Company’s named executive officers. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

4.      The Reverse Stock Split Proposal (Proposal No. 4)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

5.      The Adjournment Proposal (Proposal No. 5)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve the Adjournment Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Other than Proposal No. 1, the proposals above are not considered “routine” under applicable stock exchange rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to Proposal No. 1 because that proposal is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. Therefore, we encourage every stockholder to vote their shares.

What is “householding”?

The rules of the SEC permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may household your proxy materials unless we receive contrary instructions from you or another stockholder sharing your address. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes consent.

If you would like to receive your own copy of the Proxy Statement and related materials now or in the future, or if you share an address with another Mawson stockholder and together both of you would like to receive only a single set of proxy materials in the future, please send a request to our principal executive offices, Attention: Corporate Secretary. If you hold your shares in “street name” please contact your broker with such request. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s).

How and when may I submit a stockholder proposal for next year’s annual meeting?

For information on the submission of proposals, including director nominations, for consideration at next year’s annual meeting of stockholders, see the section titled “PROPOSALS OF STOCKHOLDERS” below.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 21, 2025, certain information concerning the beneficial ownership of our Common Stock by (i) each person known by us to own beneficially 5% or more of the outstanding shares of each class, (ii) each of our directors, director nominees and named executive officers, and (iii) all of our executive officers, directors and director nominees as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the Annual Meeting.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after August 21, 2025 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not aware of any other person or group that beneficially owns more than 5% of any class of voting shares of the Company, except as noted below.

Name and Address(1)	Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)
Directors, Director Nominees and Other Named Executive Officers
Ryan Costello	183,473	*
Rahul Mewawalla(3)	4,763,064	23
Greg Martin	118,874	*
Steven Soles	—	—
Kathryn Yingling Schellenger	—	—
William Regan	—	—
Kaliste Saloom	210,982	1
William ‘Sandy’ Harrison(4)	80,560	*
Directors, nominees, and current executive officers as a group (6 persons)(5)	513,329	2

____________

*        Less than 1%.

(1)      Address for each named person is c/o 950 Railroad Ave., Midland, PA 15059.

(2)      Based on 20,846,102 shares of Common Stock outstanding as of August 21, 2025. In computing the number of shares of Common Stock beneficially owned by an individual or entity and the percentage ownership of that individual or entity, we deemed to be outstanding all shares of Common Stock that the individual or entity has the right to acquire within 60 days after August 21, 2025 through the exercise of any stock option, warrant or other right, or the conversion of any security. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other individual or entity.

(3)      Mr. Mewawalla’s employment with the Company was terminated on July 8, 2025.

(4)      Mr. Harrison departed the Company on January 17, 2025.

(5)      Includes the following amounts held by all directors, nominees, and current executive officers as a group: (i) 254,271 shares of Common Stock and (ii) 259,058 shares of Common Stock issuable pursuant to restricted stock units vesting within 60 days of August 21, 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. All reports were timely filed during the fiscal year ended December 31, 2024, except (i) that Mr. Saloom failed to timely file (x) a Form 3 in connection with his appointment as General Counsel and Corporate Secretary of the Company on July 1, 2024 and (y) two reports on Form 4 with respect to two transactions, each related to an award of restricted stock units (“RSUs”), and (ii) that Mr. Mewawalla failed to timely file (x) one Form 4 filed on July 3, 2024 to report the vesting and settlement of RSUs, and the withholding of shares of Common Stock for tax withholding obligations, on March 31, 2024 and (y) two Form 4s to report the vesting of RSUs.

CHANGE IN CONTROL

There are no confirmed arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

CORPORATE GOVERNANCE

Board of Directors

We believe that good corporate governance is essential to ensure that Mawson is managed for the long-term benefit of our stockholders. Our Board is responsible for establishing our corporate policies and overseeing the management of the Company to serve the best interests of our stockholders. Senior management are responsible for our day-to-day operations. The Board evaluates corporate performance and approves, among other things, overall corporate strategies, objectives, operating plans, significant policies and plans, and major commitments of corporate resources. The Board, assisted by its Compensation Committee, also evaluates our named executive officers, including determining their compensation and related matters.

Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, Nominating and Corporate Governance and Strategic Transactions Committees are described below. The Board has determined that all the members of each of the Audit, Compensation, Nominating and Corporate Governance and Strategic Transactions Committees are independent as defined under the rules of the NASDAQ Stock Market (“NASDAQ”), including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 of the Exchange Act. The Charters of each of the Audit, Compensation and Nominating and Corporate Governance Committees have been published and are available on the Company’s website, at www.mawsoninc.com.

Audit Committee

The Board of Directors of the Company (the “Board”) has a standing Audit Committee. The Audit Committee met 14 times in 2024. The current members of the Audit Committee are Greg Martin (Chair), Ryan Costello, and Steven Soles. Michael Hughes served as a member and Chair of the Audit Committee until his resignation from the Board on April 3, 2025. If elected at the Annual Meeting, Kathryn Yingling Schellenger will serve as a member of the Audit Committee. The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence. The Audit Committee is also responsible for overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement, retaining and terminating the Company’s independent auditors, approving in advance all audit and permissible non-audit services to be performed by the independent auditors, reviewing the adequacy and effectiveness of the Company’s internal controls, disclosure controls and procedures, and complaints processes, reviewing internal audit matters (as applicable), performing as the legal compliance committee, reviewing and discussing the Company’s practices with respect to risk assessment and risk management, and performing such other functions as required by applicable law, including the rules and regulations of the SEC and the listing standards of NASDAQ. The Audit Committee is also tasked with developing a Company policy on approval of related party transactions and reviewing and recommending to the Board for approval any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K).

The Board has determined that all the members of the Audit Committee and Kathryn Yingling Schellenger are independent as defined under the rules of the NASDAQ Stock Market (“NASDAQ”), including applicable NASDAQ listing standards for audit committee members, and the independence requirements contemplated by Rule 10A-3 of the Exchange Act.

The Nominating and Corporate Governance Committee, with concurrence from the Board, determined that each of Greg Martin and Ryan Costello meet the definition of an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting, or other advisors as it deems necessary to carry out its duties.

The Audit Committee’s charter is available at the Company’s website, at www.mawsoninc.com.

Compensation Committee

The Compensation Committee met 12 times in 2024. The current members of the Compensation Committee are Steven Soles (Chair), Ryan Costello and Greg Martin. Michael Hughes served as a member of the Compensation Committee until his resignation from the Board on April 3, 2025. If elected at the Annual Meeting, Kathryn Yingling Schellenger will serve as a member of the Compensation Committee. The Compensation Committee is responsible for ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to attract and retain management, and that compensation plans are appropriate and competitive, reviewing and recommending compensation policies and programs for the Company’s executive officers, evaluating the CEO and President and setting the CEO and President’s renumeration package and administering the Company’s incentive compensation and stock programs. It also takes responsibility for reviewing the compensation and benefits of directors. The Compensation Committee is also responsible for reviewing certain disclosures, reviewing and recommending executive employment agreements (including as to severance and change in control clauses), annually assessing whether the work undertaken by any advisors and consultants raises any conflict of interest, and for annually evaluating the adequacy of the Compensation Committee’s charter. The CEO makes recommendations to the Compensation Committee in respect of executive compensation. The Chair of the Compensation Committee makes recommendations to the Compensation Committee in respect of independent director compensation. The Compensation Committee’s charter does not provide for the ability of the Committee to delegate its authority. The Compensation Committee also reviews the succession planning for the Company’s senior executive officers. The Compensation Committee is responsible for the administration of grants and awards to directors, officers, employees, consultants, and advisors under our equity plan.

The Compensation Committee’s charter is available at the Company’s website, at www.mawsoninc.com.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee met 3 times in 2024. Ryan Costello (Chair), Greg Martin, and Steven Soles are the current members of the Nominating and Corporate Governance Committee. Michael Hughes served as a member of the Nominating and Corporate Governance Committee until his resignation from the Board on April 3, 2025. If elected at the Annual Meeting, Kathryn Yingling Schellenger will serve as a member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for actively seeking individuals qualified to become directors for recommendation to the Board consistent with criteria identified by the Board, including retaining search firms to be used to identify director candidates and to approve the search firm’s fees and other retention terms. The Nominating and Corporate Governance Committee is also responsible for completing customary vetting procedures and background checks for individuals suggested for potential Board membership, monitoring and evaluating the training needs of directors, reporting at least annually to the Board an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year, and overseeing the Company’s corporate governance practices, including developing and reviewing the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also reviews stockholder proposals relating to corporate governance and other matters and recommends to the Board the Company’s response to such proposals.

The Nominating and Corporate Governance Committee will consider each candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and ability to act in the interests of stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee will consider candidates who are suggested by directors, management, stockholders, and other advisers hired to identify and evaluate qualified candidates. The Nominating and Corporate Governance Committee will regularly review the skills and experience it requires to carry out its functions properly and then consider director candidates or nominees based on the specific skills and experience required by the Board at the particular time. The Committee will seek to ensure that the Board includes a diverse set of experience, professions, skills, geographic representation and backgrounds. If stockholders wish to recommend candidates, they should follow the procedure set out in the section titled “PROPOSALS OF STOCKHOLDERS” below.

The Nominating and Governance Committee’s charter is available at the Company’s website, at www.mawsoninc.com.

Strategic Transactions Committee

The Strategic Transactions Committee, having been created in 2025, did not meet in 2024. The current members of the Strategic Transactions Committee are Steven Soles (Chair), Ryan Costello and Greg Martin. Michael Hughes served as a member of the Strategic Transactions Committee until his resignation from the Board on April 3, 2025. If elected at the Annual Meeting, Kathryn Yingling Schellenger will serve as a member of the Strategic Transactions Committee. The Strategic Transactions Committee is responsible for, among other things reviewing, assessing, recommending and approving mergers, acquisitions, dispositions, investments, joint ventures, strategic collaborations and partnerships or similar transactions or arrangements proposed by the Company’s management in accordance with the criteria approved by the Board and the Strategic Transactions Committee, as it may be modified from time to time.

Board Determination of Director Independence

The Board has reviewed the materiality of any relationship that each of our directors and director nominees has with the Company, either directly or indirectly. Based upon this review, the Board has determined that Ryan Costello, Steven Soles, Greg Martin and Kathryn Yingling Schellenger are “independent directors” as defined by NASDAQ. Prior to his resignation from the Board on April 3, 2025, the Board had also determined that Michael Hughes qualified as an “independent director” as defined by NASDAQ.

With respect to the Audit Committee, the Board has determined that Ryan Costello, Steven Soles, Greg Martin and Kathryn Yingling Schellenger satisfy the independence standards established by Rule 10A-3 under the Exchange Act, and NASDAQ rules, as applicable.

With respect to the Compensation Committee, the Board has determined that Ryan Costello, Steven Soles, Greg Martin and Kathryn Yingling Schellenger satisfy the independence standards established by Rule 10C-1 under the Exchange Act and NASDAQ rules, as applicable.

With respect to the Nominating and Governance Committee and the Strategic Transactions Committee, the Board has determined that Ryan Costello, Steven Soles, Greg Martin and Kathryn Yingling Schellenger satisfy the independence standards established by the Exchange Act and NASDAQ rules, as applicable.

In making such determinations, the Board considered the relationships that each such non-executive director or director nominee has with Mawson and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of Common Stock by each non-executive director and director nominee.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers, and employees. The Code of Ethics is publicly available on our website at www.mawsoninc.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics will be disclosed on our website.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy also applies to all independent contractors or consultants who have access to material non-public information of the Company. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. The policy prohibits our directors, officers, employees, and relevant contractors and any entities they control from engaging in transactions in the Company’s securities, including Common Stock, restricted stock units and options, if those persons are holding material non-public information. It includes a number of exemptions, such when there is a complying 10b5-1 plan in place. The policy also sets out particular blackout periods during which no trading may occur, typically around the dates quarterly and annual reports are being prepared, until after they are filed with SEC. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Clawback Policy

Our Board has adopted an Accounting Restatement and Associated Incentive Compensation Clawback Policy (the “Clawback Policy”), which applies to all of our directors, officers, and employees, and this policy provides for certain circumstances and conditions pursuant to which there may be recoupment of certain specified compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws under certain specified conditions and circumstances as defined in the Clawback Policy. The Clawback Policy is designed to comply with Section 10D of the Exchange Act.

Hedging Policy

At this time, the Company has not adopted a policy regarding the ability of officers, directors, and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge, offset, or are designed to hedge or offset any decrease in the market value of the Company’s equity securities. The Board may consider adopting such a policy in the future.

Policies with Respect to Transactions with Related Persons

The Board has adopted a Related Party Transactions Policy. The Audit Committee is responsible for reviewing and approving related party transactions in accordance with the Related Party Transactions Policy.

Our Related Party Transactions Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent to which the Company may benefit from the transaction, the opportunity costs of not entering into the transaction, and the extent of the related person’s interest in the transaction.

Certain Relationships and Related Transactions

Except as set forth below with relation to James Manning, a former Board director and executive of the Company, the Company did not participate in any other related party transactions during the fiscal year ended December 31, 2024 in which any of the directors, nominees, executive officers, any beneficial owner of more than 5% of our Common Stock, nor any of their immediate family members, had a direct or indirect material interest.

As set out above, our Audit Committee Charter requires that members of the Audit Committee conduct a review of, and be responsible for the oversight of, all related party transactions on an ongoing basis in line with our Related Party Transaction Policy.

As previously disclosed in the Company’s SEC filings, the Audit Committee commenced an investigation in the third quarter of 2023 into potential related party transactions involving former Board director and executive, Mr. Manning. Following the investigation, the Audit Committee reported its initial findings to the Board on February 15, 2024. Based on the information obtained to date and Mr. Manning’s repeated refusal to either provide a full and complete disclosure of his related party transactions (or confirm the accuracy of prior related party disclosures provided to the Company), the Audit Committee determined that there is a prima facie basis to conclude that Mr. Manning did not fully and properly disclose all his related party transactions to the Company.

Management and the Board are in the process of winding down services that are or were provided by previously related parties. During the years ended December 31, 2024 and 2023, the Company has ended the services described below in relation to office costs, tax advisory services, accounting labor services, executive employment, vehicle services and freight services, and has engaged non-related third parties where required and where possible to provide those services going forward.

On March 16, 2022, Luna Squares LLC, a subsidiary of the Company, entered into a lease with respect to a property in the City of Sharon, Mercer County, Pennsylvania (the “Sharon Lease”) with Vertua Property, Inc. (“Vertua”), a wholly-owned subsidiary of Vertua Ltd. Mr. Manning is a director of Vertua Ltd. and has a material interest in the Sharon Lease as a significant stockholder of Vertua Ltd. Mr. Manning’s family members also own interests in Vertua Ltd. The Sharon Lease was for a term of five years, and Luna Squares LLC had two options to extend for five years each. Rent was subject to annual increases equal to the amount of the Consumer Price Index for the Northeast Region, or 4%, whichever is higher. The base rental amount in the first year was $0.2 million. Depending on power energization and usage, variable additional rent may have been payable, with charges ranging from $500 to $10,000 per month, depending on power energized and whether it is available. The Company received a letter of termination from Vertua with respect to the Sharon Lease on February 2, 2024.

During the year ended December 31, 2023, Mawson Infrastructure Group Pty Ltd. (“Mawson PL”), a subsidiary of the Company, paid Vertua Ltd. $155,230 for office costs charged with a mark-up.

During the year ended December 31, 2023, Mawson PL paid First Equity Tax Pty Ltd. (i) $56,036 for tax advisory services and (ii) $79,818 for accounting labor services. Mr. Manning has interests in and is also a partner of First Equity Tax Pty Ltd.

During the year ended December 31, 2023, Mawson PL paid Defender Investment Management Pty Ltd. $362,770 in lieu of paying Mr. Manning directly for his employment. Mr. Manning is a director of, and his family members have equity interests in and control, Defender Investment Management Pty Ltd.

During the year ended December 31, 2023, Mawson PL paid Manning Motorsports Pty Ltd. $35,495 for vehicle services. Mr. Manning has direct interests in and is a director of Manning Motorsports Pty Ltd.

During the year ended December 31, 2023, Mawson PL paid International Cargo Solutions, a division of Flynt ICS Pty Ltd. (“Flynt”), $1,248,747 for freight services. Manning Capital Holdings Pty Ltd., a company associated with Mr. Manning, may have had debt interests in Flynt. Vertua Ltd. entered into an agreement to acquire International Cargo Solutions, a division of Flynt, in October 2022.

Involvement in Certain Legal Proceedings

Except as set forth below with relation to Rahul Mewawalla, the Company’s former Chief Executive Officer and President and member of the Board, to the best of our knowledge, none of our current directors, officers or nominees is a party and adverse to the Company or any of our subsidiaries, or has a material interest adverse to the Company or any of our subsidiaries, in any material proceedings. To the best of our knowledge, none of our directors, executive officers or nominees have been involved in any matters or proceedings during the past ten years as described in Item 401(f) of Regulation S-K that would be material to an evaluation of their ability or integrity in their roles. Such matters include bankruptcy, criminal, judicial or administrative proceedings that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement.

On July 8, 2025, the Company filed a complaint in the Court of Chancery of the State of Delaware against Mr. Mewawalla captioned Mawson Infrastructure Group Inc. v. Rahul Mewawalla, No. 2025-0789-JTL (the “Mewawalla Action”). The Mewawalla Action seeks to recover damages from Mr. Mewawalla arising out of his alleged breach of fiduciary duties as a director, as well as alleged fraud. Mr. Mewawalla has not filed an answer to the Mewawalla Action.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with us should direct their communication to the Corporate Secretary of the Company by email at legal@mawsoninc.com. The Corporate Secretary will forward communications intended for the Board or an individual member of the Board to the director or directors to whom the communications are addressed. If multiple communications are received on a similar topic, the Corporate Secretary may forward only representative correspondence. Any communications that are abusive, in bad taste or present safety, security or other concerns may be handled differently.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. The Board represents the stockholders, and its primary purpose is to focus on long-term stockholder value. The Board structure, which currently separates the positions of Board Chair and CEO, allows the Board Chair to focus on the management of the Board, and the CEO to focus on the management of the Company and the development and realization of its long-term strategic and operational objectives. Each of our independent directors bring their expertise to support overall strategy development of the Company collaborating with the management of the Company. Our independent directors bring governance, oversight, and experience from outside the Company. Our management brings strategic, operational, financial and technological leadership and expertise.

Executive Sessions

The independent directors of the Board meet from time to time as required, without the presence of management, for executive sessions as may be needed.

Meeting Attendance

During 2024, there were 22 meetings of the Board. In addition to participation at Board and Committee meetings, our directors discharge their responsibilities throughout the year through participation in numerous informal Board calls and other communications, including regular telephone, email, and in-person communications with the CEO and President, General Counsel and Corporate Secretary, Chief Financial Officer, and others regarding matters of interest and concern to the Company.

Our Corporate Governance Guidelines provide that members of the Board will attend the annual meeting of stockholders. All directors serving at the time attended our annual meeting of stockholders in 2024.

Risk Management

The Board plays an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding credit, liquidity, litigation, strategic transactions, and operations (including cybersecurity), as well as the risks associated with each. The Board views risk management as the responsibility of all Company staff, and not a function that can be siloed or delegated to a single internal team. The Compensation Committee is responsible for overseeing the management of risks relating to compensation plans and arrangements. The Audit Committee oversees management of financial, operational and related party risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Management performs a periodic assessment (at least annual) of compliance, financial, IT, and fraud risks. Responses are consolidated and reviewed with management and the Audit Committee. The result of the risk assessment effort is leveraged to formalize management’s operating effectiveness testing plan for the next year. The Audit Committee receives an update on the Company’s risk management process, risk trends and any cybersecurity incidents at least annually from the management team. In the event of any cybersecurity incident, the Company expects to notify the Audit Committee immediately, or as soon as possible.

We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company. Our programs reflect risk management practices including:

•        Use of restricted stock units, options, and cash that provide a balance of incentives with fixed and variable components, including deferred remuneration; and

•        Equity incentive awards that generally vest and settle over time, so while the potential compensation related to equity incentive awards is tied directly to appreciation of our stock price, taking excessive risk for a short-term gain is discouraged because it would not maximize the value of equity incentive awards over the mid to long-term.

Criteria and Diversity

When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee takes into account the potential candidate’s integrity, business acumen, expertise, experience, commitment, diligence, conflicts of interest and ability to act in the best interests of all stockholders. The value of diversity on the Board is also considered by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis pursuant to law.

Report of the Audit Committee

The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is composed wholly of independent directors. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Company’s independent auditor is engaged to audit and report on the conformity of the Company’s financial statements to generally accepted accounting principles and the effectiveness of the Company’s internal control over financial accounting.

The Audit Committee reviewed and discussed with (i) management and the independent auditor, the audited financial statements for the fiscal year ended December 31, 2024, (ii) management, its assessment of the effectiveness of the Company’s internal control over financial reporting, and (iii) the independent auditor, its evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee discussed with Wolf & Company, P.C. (“Wolf & Co”), the Company’s independent auditor for the fiscal year ended December 31, 2024, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received, reviewed, and discussed the written disclosures and the letter from Wolf & Co required by applicable requirements of the PCAOB regarding Wolf & Co’s communications with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report filed on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

By the Audit Committee of the Board of Directors of Mawson Infrastructure Group Inc.

Greg Martin Chair of the Audit Committee
Ryan Costello
Steven Soles

EXECUTIVE OFFICERS

The following are our executive officers, their ages as of August 21, 2025, positions and offices held with the Company, and certain biographical information.

Kaliste Saloom, age 65, has served as Interim Chief Executive Officer of the Company since June 3, 2025 and General Counsel and Corporate Secretary of the Company since July 1, 2024. Mr. Saloom joined the Company in November 2023 as its Vice President of Legal and served as the Company’s interim General Counsel and Corporate Secretary from March 2024 until being formally promoted to General Counsel and Corporate Secretary. Mr. Saloom has over 40 years of commercial and litigation legal experience. Prior to joining the Company, Mr. Saloom served as General Counsel at Kin Capital Partners, LLC from 2022 to 2023. Previously, from 2018 to 2022, he served as General Counsel and Vice President for Energy & Technology Corp. (OTCMKTS: ENGT), a publicly traded company, and as an attorney for Cambridge Industries, Inc., an international technology company based in Santa Clara, California specializing in commercial networking solutions. Mr. Saloom also worked as an attorney for ViaSat, Inc., a high-tech company providing satellite internet services based in Irvine, California. Mr. Saloom holds a Juris Doctorate degree from Tulane Law School in New Orleans, Louisiana, and a Bachelor of Science degree in Computer Science from the University of Southwestern Louisiana (now the University of Louisiana at Lafayette) and is a licensed attorney.

William Regan, age 67, has served as Chief Financial Officer of the Company since January 17, 2025. Mr. Regan joined the Company in 2024 as Deputy Chief Financial Officer. Mr. Regan has 40 years of finance and accounting experience, including 25 years at public companies and 10 years at technology companies. Prior to joining the Company, Mr. Regan served as Chief Financial Officer at Everything Blockchain, Inc., a publicly traded technology company that blends blockchain, zero-trust, and database management technology, from 2021 to 2024. He served as Vice President, Corporate Controller at Rentech, Inc., a diversified supplier of wood chips, wood pellets and nitrogen fertilizers, from 2016 to 2018, Controller at DTS Digital Cinema, a provider of technology, products and services to the entertainment markets, from 2006 to 2008, Controller at Digital Insight Corporation, a provider of online banking software, from 2000 to 2001, and Vice President, Controller and Treasurer at National Golf Properties, Inc., a publicly traded REIT specializing in the ownership of golf course properties, from 1993 to 2000. Mr. Regan holds a Bachelor’s degree in Business Administration — Accounting from California State Polytechnic University, Pomona and is a Certified Public Accountant (inactive).

EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

We are a technology company that offers digital infrastructure platforms for artificial intelligence, high-performance computing and digital assets. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy. The Company has a strategy to prioritize the usage of carbon-free energy sources, including nuclear energy, to power its digital infrastructure platforms and computational machines. Our goal is to align the interests of our leadership with the long-term interests of our stockholders, and for this reason, a central component of the compensation of our NEOs is equity awards to motivate them to strive towards long-term stockholder value. Given the dynamic nature of our industry and the ongoing transformation of the industry and the Company, our compensation philosophy is intended to attract and retain talent and to be competitive to motivate such talent who have the necessary skills and leadership experience to drive the Company towards its long-term strategic, financial, technological, and operational mission.

During 2024, some of the Company’s accomplishments included the following:

1.      Digital colocation revenue increased 136% year-on-year.

2.      Energy management revenue increased 42% year-on-year.

3.      Overall revenue increased 36% year-on-year.

4.      Overall gross profit increased 35% year-on-year

5.      Generated positive cash flows from operations and was net cash flow positive at the end of 2024.

6.      Operating hash rate increased 31% year-on-year.

7.      Expanded current operational capacity to 129 MW with an additional 24 MW under development, with our facilities being powered by 100% carbon-free energy.

8.      Operating capacity expansion was funded entirely through cash from operations.

9.      Grew digital colocation business to multiple enterprise-grade customers in 2024.

10.    Expanded into artificial intelligence (AI) and high-performance computing (HPC) markets.

11.    Strengthened management and technology team bringing expertise from various other technology companies.

12.    Significantly advanced the Company’s strategic, operational and technological capabilities.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to our named executive officers (“NEOs”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards (includes unvested and/or unsettled) ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Rahul Mewawalla	2024	825,000		2,578,125	(1)	14,836,430	(2)	2,023,500	(2)	—	—	20,263,055
Former CEO, President and Director(3)	2023	447,115		1,002,354		9,387,892		799,000		—	—	11,636,361

William ‘Sandy’ Harrison	2024	275,000		—		1,251,175	(5)	—		—	—	1,526,175
Former Chief Financial Officer(4)	2023	153,846		46,875		362,473		—		—	—	563,194

Kaliste Saloom Interim CEO, General Counsel and Corporate Secretary(6)	2024	199,039	(7)	100,000	(8)	462,551	(9)	—		—	—	761,590

____________

(1)      Amount relates to bonus for performance in 2024 of which $859,375 was paid in 2024 and $1,718,750 was paid in 2025.

(2)      Mr. Mewawalla’s stock awards have vesting and/or settlement timelines that range through 2028 to align compensation with long-term stockholder value. Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Mr. Mewawalla was granted 3,069,528 RSUs on March 4, 2024 and the volume weighted average price (the “VWAP”) on March 4, 2024 of $1.51 has been used for the calculation of fair value of those awards in the table, 4,682,998 RSUs on July 1, 2024 and the VWAP on July 1, 2024 of $1.55 has been used for the calculation of fair value of those awards in the table, and 2,500,000 RSUs on September 9, 2024 and the VWAP on September 9, 2024 of $1.18 has been used for the calculation of fair value of those awards in the table. Mr. Mewawalla was granted 1,750,000 options on July 1, 2024 and those options have specified threshold stock appreciation targets that need to be achieved for those options to vest.

(3)      Mr. Mewawalla’s employment with the Company was terminated on July 8, 2025. In connection with Mr. Mewawalla’s termination, his outstanding equity award of 4,548,512 unvested RSUs and 4,520,654 vested but unsettled RSUs were forfeited.

(4)      Mr. Harrison departed the Company on January 17, 2025.

(5)      Mr. Harrison’s stock awards have vesting and/or settlement timelines that range through 2028 to align compensation with long-term stockholder value. Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Mr. Harrison was granted 808,932 RSUs on July 1, 2024 and the VWAP on July 1, 2024 of $1.55 has been used for the calculation of fair value of those awards in the table. Upon Mr. Harrison’s departure from the Company, 792,508 RSUs were forfeited.

(6)      Mr. Saloom was appointed Interim Chief Executive Officer effective June 3, 2025 and General Counsel and Corporate Secretary effective July 1, 2024.

(7)      Mr. Saloom received compensation of $90,866 prior to his appointment as General Counsel and Corporate Secretary effective July 1, 2024.

(8)      Amount relates to bonus for performance in 2024, Mr. Saloom is expected to receive a bonus of $100,000 of which $50,000 will be in cash and $50,000 will be in RSUs.

(9)      Mr. Saloom’s stock awards have vesting and/or settlement timelines that range through 2028 to align compensation with long-term stockholder value. Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Mr. Saloom was granted 158,730 RSUs on March 4, 2024 and the VWAP on March 4, 2024 of $1.51 has been used for the calculation of fair value of those awards in the table and was granted 144,093 RSUs on July 1, 2024 and the VWAP on July 1, 2024 of $1.55 has been used for the calculation of fair value of those awards in the table.

Say-on-Pay/Say-on-Frequency

At our 2022 annual meeting of stockholders, stockholders voted that the frequency of the “Say-on-Pay” votes would be every three years and the next vote will be in 2028. Likewise, stockholders voted that the “Say-on-Frequency” vote would be held every six years and the next vote will be in 2028.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Company is providing the following table to show the relationship between executive compensation actually paid and certain financial performance of the Company.

Year(1)	Summary Compensation Table Total for PEO Rahul Mewawalla	Compensation Actually Paid to PEO Rahul Mewawalla(2)	Summary Compensation Table Total for PEO James Manning	Compensation Actually Paid to PEO James Manning(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)
2024	20,263,055	2,604,152	—	—	1,143,883	621,223	12.52	(46,131,701)
2023	11,636,361	20,546,062	5,649,940	1,991,440	563,194	769,361	48.27	(60,421,822)
2022	—	—	2,015,433	990,788	1,249,946	559,012	20.81	(52,762,308)

____________

(1)      The following table lists our PEO and non-PEO NEOs for each of years 2024, 2023 and 2022:

Year	PEO	Non-PEO NEOs
2024	Rahul Mewawalla	William Harrison and Kaliste Saloom
2023	Rahul Mewawalla and James Manning	William Harrison
2022	James Manning	Liam Wilson and Nicholas Hughes-Jones

(2)      In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation in the Summary Compensation Table for each year to determine the Compensation Actually Paid:

Year	PEO	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Compensation Actually Paid to PEO
2024	Rahul Mewawalla	20,263,055	(16,859,930)	(798,973)	2,604,152
2023	Rahul Mewawalla	11,636,361	(10,186,892)	19,096,593	20,546,062
2023	James Manning	5,649,940	(3,658,500)	—	1,991,440
2022	James Manning	2,015,433	(1,089,749)	65,104	990,788

____________

(1)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(2)     The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	PEO	Year End Fair Value of Equity Awards	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	Rahul Mewawalla	5,784,392	(4,147,500)	5,113,628	(7,549,493)	—	—	(798,973)
2023	Rahul Mewawalla	14,466,093	—	—	—	—	4,630,500	19,096,593
2023	James Manning	—	—	—	—	—	—	—
2022	James Manning	65,104	—	—	—	—	—	65,104

(3)      In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the non-PEO NEOs’ total compensation in the Summary Compensation Table for each year to determine the Compensation Actually Paid:

Year	Reported Summary Compensation Table Total for Non-PEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Compensation Actually Paid to Non-PEO
2024	1,143,883	(856,863)	334,203	621,223
2023	563,194	(362,473)	568,640	769,361
2022	1,249,946	(669,733)	(21,201)	559,012
Year	Year End Fair Value of Equity Awards	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	454,561	—	12,975	(133,333)	—	—	334,203
2023	568,640	—	—	—	—	—	568,640
2022	235,947	—	—	(257,148)	—	—	(21,201)

Employment Agreements and Potential Payments Upon Termination or Change in Control

Employment Agreement with Our Former Chief Executive Officer

The Company and Mr. Mewawalla entered into a written employment agreement dated May 22, 2023 in connection with Mr. Mewawalla’s appointment as the Company’s Chief Executive Officer and President, which agreement was amended on July 19, 2023 and on December 26, 2023 (as amended, the “Mewawalla Agreement”). The Mewawalla Agreement provides that Mr. Mewawalla shall receive a base salary, receive an annual bonus as determined based on achievement of performance objectives, receive annual equity grants, participate in the Company’s equity plans, and participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.

In addition, the Mewawalla Agreement provides for certain payments and benefits in the event of a termination of Mr. Mewawalla’s employment under certain circumstances. Under the Mewawalla Agreement, if Mr. Mewawalla is terminated by the Company for Cause (as defined in the Mewawalla Agreement) or by Mr. Mewawalla without Good Reason (as defined in the Mewawalla Agreement), then Mr. Mewawalla is entitled to receive (i) any earned but unpaid compensation, including unused paid time off, (ii) reimbursement for unreimbursed business expenses, (iii) any amounts or benefits to which Mr. Mewawalla is then entitled under the terms of the benefit plans then sponsored by the Company in accordance with their terms and (iv) full and immediate vesting and settlement acceleration of all equity, including stock options and restricted stock units, granted prior to October 31, 2024 (all such amounts, the “Accrued Benefits”). If the Company is unwilling or unable to immediately accelerate vesting and settlement of all equity and cover tax withholdings, the Company will provide payment in cash equivalent to the value of such equity upon Mr. Mewawalla’s election.

The Mewawalla Agreement also provides that if Mr. Mewawalla is terminated without Cause or by Mr. Mewawalla with Good Reason, he is entitled to receive severance including (i) the Accrued Benefits, (ii) an aggregate cash amount equal to the sum of (x) one full year of base salary plus (y) an amount equal to the Annual Target Bonus (as defined in the Mewawalla Agreement) for one full year, (iii) any bonus for the prior fiscal year that has not yet been paid and (iv) a prorated portion of any annual bonus for the fiscal year in which the termination occurs (such amounts, the “Severance Benefits”). In addition, the Mewawalla Agreement provides for full and immediate vesting and settlement acceleration of all equity, including stock options and restricted stock units, and if the Company is unwilling or unable to immediately accelerate vesting and settlement of all equity and cover tax withholdings, the Company will provide payment in cash equivalent to the value of such equity upon Mr. Mewawalla’s election.

On July 19, 2023, an addendum to the Mewawalla Agreement was executed granting Mr. Mewawalla additional benefits in the case where Mr. Mewawalla’s employment is terminated by the Company or by Mr. Mewawalla for Good Reason upon or post a change of control of the Company. In such event, the Company will pay to Mr. Mewawalla payments and benefits that are twice (2x) the value of all the payments and benefits that would be payable if Mr. Mewawalla had been terminated by the Company without Cause or by Mr. Mewawalla for Good Reason.

On December 26, 2023, a second addendum to the Mewawalla Agreement was executed reflecting that the Company did not make certain equity grants per the terms and timelines it was obligated to and provides for certain compensatory benefits.

On November 26, 2024, the Board, based on the review and recommendation of the Compensation Committee, approved bonus compensation to Mr. Mewawalla, for his performance during the Company’s fiscal year ended December 31, 2024, consisting of an award of 1,235,030 RSUs under the Company’s 2024 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) and $2,578,125 as cash, which was paid on the following schedule: (i) $859,375 in December 2024, (ii) $859,375 in January 2025, and (iii) $859,375 in February 2025.

On December 19, 2024, the Board, based on the review and recommendation of the Compensation Committee, approved a base salary increase for Mr. Mewawalla to $1,200,000 commencing on January 1, 2025.

On July 8, 2025, the Board provided Mr. Rahul Mewawalla with notice of termination of his employment as Chief Executive Officer and President of the Company, effective immediately, in accordance with the terms of the Mewawalla Agreement, and that such termination was for Cause (as defined in the Mewawalla Agreement). In connection with Mr. Mewawalla’s termination, he has forfeited his outstanding equity award of 4,548,512 unvested RSUs and 4,520,654 vested but unsettled RSUs.

Employment Agreement with Our Chief Financial Officer

The Company and Mr. Regan accepted and entered into a written employment offer dated December 9, 2024 in connection with Mr. Regan’s appointment as the Company’s Chief Financial Officer (the “Regan Agreement”). Under the Regan Agreement, Mr. Regan will receive an annual salary of $225,000, and is eligible for an annual grant of RSUs equivalent to $100,000, and an annual performance bonus which may be a combination of cash and equity, as determined by the Company and the Compensation Committee of the Board.

In recognition of additional duties being assumed during the Chief Executive Officer transition, the annual base salary of Mr. Regan was increased to $354,000 effective as of June 3, 2025.

Employment Agreement with Our Interim Chief Executive Officer, General Counsel and Corporate Secretary

The Company and Mr. Saloom accepted and entered into a written employment offer dated July 1, 2024 in connection with Mr. Saloom’s appointment as the Company’s General Counsel and Corporate Secretary (the “Saloom Agreement”). Under the Saloom Agreement, Mr. Saloom will receive an annual salary of $225,000, and is eligible for an annual grant of RSUs equivalent to $50,000, and an annual performance bonus which may be a combination of cash and equity, as determined by the Company and the Compensation Committee of the Board.

On June 2, 2025, the Board determined to place Mr. Mewawalla on administrative leave from his position as Chief Executive Officer and President of the Company and appointed Mr. Kaliste Saloom to serve as Interim Chief Executive Officer of the Company, effective as of June 3, 2025. In connection with Mr. Saloom’s appointment as Interim Chief Executive Officer, Mr. Saloom’s annual base salary was increased to $360,000 effective as of June 3, 2025.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024, about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise(1)	Weighted- average exercise price of outstanding options and restricted stock units(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(3)	17,750,976	$1.07	63,215	(4)
Equity compensation plans not approved by security holders
Total	17,750,976	$1.07	63,215	(4)

____________

(1)      Restricted stock units and options under the Equity Incentive Plan and the Company’s 2021 Equity Incentive Plan.

(2)      Exercise price for restricted stock units is nil. Average exercise price of outstanding options is $1.07.

(3)      The Equity Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock reserved for issuance under the Equity Incentive Plan automatically increases on January 1 of each year by an amount equal to the lesser of (i) 5,000,000 shares of Common Stock and (ii) a specified number of shares of Common Stock as determined by the Board.

(4)      Includes shares of Common Stock available under the Equity Incentive Plan and the Company’s 2021 Equity Incentive Plan as of December 31, 2024 and does not reflect subsequent availability, issuances or grants under the Equity Incentive Plan in 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2024

The following table sets forth information regarding all outstanding equity awards held by NEOs at December 31, 2024.

		Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rahul Mewawalla	1,400,000	350,000	—	0.55	11/21/2033	—	—	6,969,147	5,784,392
	—	1,750,000	—	1.58	07/01/2034	—	—	—	—
William ‘Sandy’ Harrison	—	—	—	—	—	—	—	792,508	657,782
Kaliste Saloom	—	—	—	—	—	—	—	302,823	251,343

____________

(1)      Market value of Unvested RSUs has been calculated by multiplying the closing stock price as of December 31, 2024 which was $0.83 by the number of unvested RSUs held. The RSUs have no exercise price.

Equity Award Timing Practices

The Compensation Committee does not take material nonpublic information into account when determining the grant date, vesting date or other terms and conditions of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee typically makes equity awards at its committee meetings during the year. Throughout the year, the Compensation Committee may also grant equity awards for a new hire, a significant promotion, change, update, or other circumstances.

DIRECTOR COMPENSATION

The following table details the total compensation earned by our independent, non-employee directors during the year ended December 31, 2024. All amounts are in U.S. dollars. Directors are paid an annual fee as cash compensation. In addition, non-employee directors of the Company are entitled to receive an annual equity grant of restricted stock units under the Company’s Equity Incentive Plan. Directors are entitled to be reimbursed for all reasonable and properly documented expenses incurred in performing their duties in accordance with the Company’s policies. Unless otherwise agreed on termination as a director, Directors will only be entitled to such fees as may have accrued to the date of termination. Mr. Mewawalla, the Company’s former CEO and President, did not receive any additional compensation for his services as a director of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Ryan Costello(2)	147,436	354,285	—	501,721
Greg Martin(3)	125,703	125,363	—	251,066
Michael Hughes(4)	112,500	125,363	—	237,863

____________

(1)      Awards granted tied to directors’ tenure until the annual stockholders meeting in 2025, for which the amounts in this column were determined presuming earning of the entire award and using the grant date fair value which was determined to be the probable outcome at the time of grant.

(2)      Mr. Costello was awarded 118,395 RSUs on March 4, 2024 and the VWAP has been used as of that date as the fair value of the awards and 113,473 RSUs on July 1, 2024 and the VWAP has been used as of that date as the fair value of the awards.

(3)      Mr. Martin was awarded 81,052 RSUs on July 1, 2024 and the VWAP has been used as of that date as the fair value of the awards.

(4)      Mr. Hughes was awarded 81,052 RSUs on July 1, 2024 and the VWAP has been used as of on that date as the fair value of the awards. Mr. Hughes resigned from the Board on April 3, 2025.

PROPOSAL NO. 1

RATIFICATION OF AUDITOR APPOINTMENT

We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Wolf & Co to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Wolf & Co to our stockholders for ratification as a matter of good corporate practice and in accordance with its responsibilities as set out in its Charter. If our stockholders vote against the ratification of Wolf & Co, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of our Company and our stockholders.

The Audit Committee has retained Wolf & Co as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2025, to be included on the Company’s annual report on Form 10-K for the same period. Representatives of Wolf & Co do not plan to attend the Annual Meeting and will therefore not be making a statement at the meeting.

Audit Fees

Aggregate fees billed or expected to be billed for the professional services of Wolf & Co for the years ended December 31, 2024 and 2023 in the following categories and amounts are shown below.

	2024	2023
Audit Fees(1)	505,000	400,085
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$505,000	$400,085

____________

(1)      Includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and consents and comfort letters provided for various registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Charter of the Audit Committee requires that it pre-approve in advance all audit and permissible non-audit services to be provided by the Company’s independent auditors. Services requiring pre-approval in advance by the Audit Committee may include audit services, audit related services, tax services and other permissible services. All of the services performed by the independent registered public accounting firm for the years ended December 31, 2024 and 2023 were pre-approved in advance by the Audit Committee. The Audit Committee has determined that the payments made to the independent registered public accounting firm for these services are compatible with maintaining such auditors’ independence.

Our principal accountant’s full-time employees performed 100% of the work regarding the audit of our financial statements for the most recently completed fiscal year.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & CO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board has recommended for election at the Annual Meeting the members currently serving on our Board, with the exception of Greg Martin, and Kathryn Yingling Schellenger, each identified below (“the nominees”), to serve until the 2026 annual meeting of stockholders or until their respective successors are elected and qualified. Mr. Martin has decided not to stand for re-election at the Annual Meeting and his service with the Board will end when his term expires with the election of directors at the Annual Meeting. Each of the nominees has agreed to be nominated to be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Set forth below is relevant information regarding the nominees.

Board Nominees

Name	Current Position	Committee Roles	Age	Director Since
Ryan Costello	Independent Board Chair	Audit Committee Member, Compensation Committee Member, Nominating and Governance Committee Chair, Strategic Transactions Committee Member	48	2023
Steven Soles	Independent Director	Audit Committee Member, Compensation Committee Chair, Nominating and Governance Committee Member, Strategic Transactions Committee Chair	52	2025
Kathryn Yingling Schellenger	Independent Director Nominee	Audit Committee Member, Compensation Committee Member, Nominating and Governance Committee Member, Strategic Transactions Committee Member	46	—

Nominees

Ryan Costello has served as a director since 2023 and the Chair of our Board since 2024. Since 2019, Mr. Costello has served as an advisor to Fortune 500 companies and trade associations as the founder and operator of Ryan Costello Strategies, LLC, a federal policy advocacy firm, helping formulate and execute their public policy advocacy and strategic communications objectives. His policy expertise and experience spans many sectors, including technology, tax, energy, healthcare, and automotive. Since 2019, Mr. Costello has also been a visiting lecturer at American University. Mr. Costello served in U.S. Congress from 2015 to 2019. During this time, he served on the Energy & Commerce Committee, Transportation & Infrastructure Committee, and Veterans Affairs Committee. From 2011 to 2014, he served as a Chester County, PA, Commissioner, where his responsibilities included oversight and decision-making of over $100 million in county pension funds on the County’s Pension Board. As the Commissioners’ Board Chair, Mr. Costello provided oversight and successful submittal of the annual audit required by statute, and the Comprehensive Annual Financial Report of Chester County, PA, a County with a budget of over $500 million, with over 500,000 residents. From 2008 to 2011, Mr. Costello served as Chester County Recorder of Deeds. Amongst his duties in this position was providing oversight of a finance officer, submitting financial reports on a daily, weekly, monthly and annual basis involving significant receipts and reconciliation, which were subject to financial controls and audit oversight. From 2003 to 2008, Mr. Costello served as an East Vincent Township Supervisor, where his duties included providing oversight of a finance officer, approving invoices and contracts, engaging with auditors and ensuring compliance with the annual public audit. From 2002 to 2014, Mr. Costello practiced as an attorney in private practice, advising companies on a variety of corporate and real estate matters, including regulatory compliance and real estate finance matters. Mr. Costello maintains an active law license in the Commonwealth of Pennsylvania.

Mr. Costello is NACD Directorship Certified and previously served as a board director for Red White & Bloom Brands (CNSX: RWB) from 2021 to 2022, as a board director for Phunware Inc. (NASDAQ: PHUN) from 2021 to 2023, serving on the audit committee in 2023. He has also served in board advisory roles for private companies. Mr. Costello is a graduate with Honors of Ursinus College and from Villanova University School of Law. In 2022, Mr. Costello received an Economics of Blockchain and Digital Assets Certificate in Executive Education from Wharton.

We have determined that Mr. Costello is qualified to serve as a member of our Board because of his deep knowledge of public policy and regulations and his advocacy expertise.

Steven Soles has served as a director since 2025. Starting in November 2014, Mr. Soles has served as Chief Operating Officer and General Counsel to Elmagin Capital LLC, a quantitative investment firm, which specializes in the U.S. wholesale electricity markets. In this role, he oversees operational, legal, and regulatory functions leveraging his experience in the legal, energy, and financial industries. Prior to this, Mr. Soles served as Vice-President and General Counsel to TFS Capital, LLC from 2011 to 2017. Mr. Soles earned a Bachelor’s degree from West Chester University and a Juris Doctor degree from Villanova University.

We have determined that Mr. Soles is qualified to serve as a member of our Board because of his experience in legal, mergers and acquisitions, compliance, and transactional matters.

Kathryn Yingling Schellenger is a director nominee. Ms. Schellenger is an experienced global compliance and ethics executive focused on building a corporate culture of ethics and integrity by effectively shepherding companies through risk and strategically driving business success. Ms. Schellenger has worked in-house at both public and privately-held companies operating in the retail industry, where she has been responsible for building, implementing, and maintaining all aspects of best-in-class global ethics and compliance programs. This includes conducting on-going risk assessments and developing internal processes, controls, policies, procedures, and training designed to mitigate the evolving risks — both internal and external — facing each entity. She has also been responsible for maintaining and promoting whistleblower hotlines, providing oversight of internal investigations, and analyzing and reporting to each company’s respective board on the same. Since 2022, Ms. Schellenger has served as head of global compliance at Tory Burch, LLC. Ms. Schellenger serves on and leads Tory Burch, LLC’s Ethics & Compliance Committee, chairs the Global Health & Safety Committee, and serves on the Data Privacy Committee. She also supports and advises on various other areas of legal compliance, corporate governance, litigation, and corporate social responsibility. Previously, Ms. Schellenger served as Director, Ethics & Compliance at Qurate Retail Group (now QVC Group, NASDAQ: QVCGA) from 2017 to 2022. Before moving in-house, Ms. Schellenger practiced law for two Am Law 100 firms in Washington, D.C., with a focus on white collar criminal defense, investigations and corporate compliance work. She has served as an adjunct professor of Business, Organizations and Society at Franklin & Marshall College, and as a judicial clerk to the Honorable Bohdan A. Futey at the United States Court of Federal Claims immediately following her graduation from law school. Prior to attending law school, she worked in human resources in the luxury hospitality industry. Ms. Schellenger is a cum laude graduate of both Bucknell University and Villanova University School of Law.

We have determined that Ms. Schellenger is qualified to serve as a member of our Board because of her expertise in corporate ethics and compliance matters, corporate governance, and business leadership experience.

Vote Required

Pursuant to our Bylaws, the nominees for director who receive a plurality of the “FOR” votes will be elected to the Board. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

APPROVAL, ON AN ADVISORY AND NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS “SAY-ON-PAY”

Pursuant to Schedule 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory and non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement under the heading “Executive Compensation”. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to communicate their views on our NEOs’ compensation on an advisory basis. Because your vote is advisory, it will not be binding on either the Board or the Company. The Company has disclosed the compensation of the NEOs pursuant to rules adopted by the SEC.

We believe that our compensation policies for the NEOs are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders.

Overview of Executive Compensation Program and Process

•        Designed to reflect the transformational nature of the Company, the opportunities and challenges facing the company and a focus on long-term stockholder value.

•        Independent oversight and decisions by the Compensation Committee of the Board.

•        Meaningful component of compensation is in the form of equity, with some awards vesting in tranches through 2028, providing for long-term alignment with our stockholders.

•        Regular review and management by the Compensation Committee composed of independent directors which met 12 times during 2024.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution:

RESOLVED, on an advisory basis, that the stockholders of the Company approve the compensation of the Company’s named executive officers, as disclosed in the Summary Compensation Table of the Company’s 2025 Proxy Statement, as such compensation is disclosed in the Company’s 2025 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Vote Required

The advisory and non-binding vote to approve the compensation of our NEOs will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING AND ADVISORY RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Board has adopted and is recommending that our stockholders approve an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our Common Stock at a ratio of at least 1-for-2 and up to 1-for-30, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment or abandon the amendment notwithstanding prior stockholder approval of such amendment. A reason for the Reverse Stock Split would be to, among other reasons, increase the per-share price of our Common Stock to seek to bring shares of our Common Stock back into compliance with the Nasdaq minimum bid price continued listing requirement of at least $1.00 per share to maintain the continued listing of our Common Stock on Nasdaq.

Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to our Restated Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware, to effect the Reverse Stock Split (the “Reverse Stock Split Amendment”) is attached to this proxy statement as Annex A.

By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Common Stock of at least 1-for-2 and up to 1-for-30 would be combined into one share of our Common Stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above (the “Final Ratio”), which will be publicly announced prior to the effectiveness of the Reverse Stock Split, and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. Each alternative Reverse Stock Split Amendment, other than that at the Final Ratio, will be abandoned by the Board notwithstanding that prior approval of the Reverse Stock Split Proposal may have been obtained. The Board may also elect not to effect any Reverse Stock Split and to abandon each such Reverse Stock Split Amendment before or after stockholder approval thereof.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the number of holders of our Common Stock, the continued listing requirements of Nasdaq and considerations of costs and expenses. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-2 to 1-for-30 (subject to the rounding up that would effectively occur with respect to fractional shares as described herein) but would not effect a decrease to the number of shares of Common Stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock. For more information on the relative increase in the number of authorized shares of our Common Stock see — Principal Effects of the Reverse Stock Split — Relative Increase in Number of Authorized Shares of Common Stock for Issuance. The Reverse Stock Split will not change the par value of our Common Stock.

Background and Purpose of the Reverse Stock Split

On February 6, 2025, the Company received written notice (the “Bid Price Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days prior to the date of the Bid Price Notice, the closing bid price of the Company’s Common Stock was less than the $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Staff provided the Company with 180 calendar days, or until August 5, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Rule.

On August 6, 2025, the Company received written notice from the Staff notifying the Company that it had not regained compliance with the Bid Price Rule by the Compliance Date (the “Bid Price Deficiency”) and that the Nasdaq Hearings Panel (the “Panel”) will consider the Bid Price Deficiency in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market.

The Company timely submitted a request for a hearing before the Panel, which request stayed any further suspension or delisting action by the Staff at least pending the hearing before the Panel. At its hearing before the Panel, the Company will request, amongst other things, an extension to regain compliance with the Bid Price Rule.

The primary purpose for effecting the Reverse Stock Split, should our Board choose to effect it, would be to increase the per share price of our Common Stock for continued listing on Nasdaq. Reducing the number of outstanding shares of Common Stock should, absent other factors, increase its per share market price, although we cannot provide any assurance that we will be able to meet or maintain a share price over the Bid Price Requirement for continued listing on Nasdaq or any other exchange.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock in order to meet the Bid Price Requirement. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Implications of Delisting

A continuously low stock price and the potential delisting of our Common Stock from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our capital stock. Delisting of our Common Stock could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or the loss of interest in business development opportunities.

An increase in the per share trading value of our Common Stock would be beneficial because it would:

•        increase the likelihood that our capital stock will remain eligible for listing on Nasdaq;

•        improve the perception of our Common Stock as an investment security;

•        assist with future potential capital raises;

•        appeal to a broader range of investors to generate greater investor interest in us; and

•        to the extent the broker commissions paid by our investors depend on the value of shares of Common Stock being traded, reduce stockholder transaction costs because investors would pay a lower commission to trade a fixed dollar amount of our Common Stock if our share price were higher than they would if our share price were lower.

If our Common Stock is delisted from Nasdaq and is not able to be listed on another exchange or if we otherwise determine it would be in the best interests of the Company and our stockholders, we may seek to have our shares quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•        a limited availability of market quotations for our securities;

•        a determination that our stocks are each a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news coverage of the Company;

•        failure to qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Although our Board believes that the Reverse Stock Split will increase the trading price of our Common Stock, in many cases, because of variables outside of our control including, but not limited to, recent market volatility, inflationary pressures, investor response to the news of a proposed reverse stock split, and other prevailing market, industry and general economic conditions, the market price of our Common Stock may in fact decline in value after effecting the Reverse Stock Split. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (except to the extent that the rounding up of shares occurs in lieu of stockholders holding a fractional number of shares following the Reverse Stock Split as described below). However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock.    Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described in this proposal, that the market price of the Common Stock will increase following the Reverse Stock Split, or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock.    As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of our Common Stock in order to regain compliance with the Bid Price Rule. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock.    The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Final Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock.    Since the Reverse Stock Split would reduce the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of outstanding options and RSUs, while leaving the number of shares authorized and issuable under our Restated Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of Common Stock that we would be able to issue and could lead to dilution of our Common Stock in future financings.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON NASDAQ, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our Common Stock immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our Common Stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Final Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split effectively results in rounding up of fractional shares. See — Fractional Shares below for additional information. After the Reverse Stock Split, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 91,000,000 shares, consisting of 90,000,000 shares of Common Stock of the par value of $0.001 per share and 1,000,000 shares of preferred stock of the par value of $0.001 per share (“preferred stock,” and together with our Common Stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the Final Ratio. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split Amendment is approved, all or any of the authorized and unissued shares of our Common Stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our Common Stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Common Stock, including the right to cast one vote per share. The Company regularly considers its capital requirements and may need to conduct equity offerings of Common Stock in the future. The relative increase in the number of shares of Common Stock would enable the Company to retain flexibility to address capital requirements, including the ability to conduct equity offerings of Common Stock.

Effect on the 2024 Omnibus Equity Incentive Plan

The Company maintains the 2024 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”), which is designed for the Company to be able to continue to provide equity-based incentive compensation to our employees, Board directors, and other key service providers. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below) (i) the number of shares of Common Stock issuable upon exercise or vesting of such awards under the Equity Incentive Plan would be proportionally reduced based on the Final Ratio selected by our Board and (ii) any per share exercise price would be proportionally increased based on the Final Ratio selected by our Board, subject to the terms of the Equity Incentive Plan and award agreement(s). In addition, the number of shares available for future issuance and any share-based award limits under the Equity Incentive Plan will be proportionately reduced based on the Final Ratio selected by our Board.

Impact of the Reverse Stock Split on Capital Structure

The table below provides examples of reverse stock splits at various ratios from 1-for-2 up to 1-for-30, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the Final Ratio that is determined by our Board or a duly authorized committee thereof and publicly announced prior to the Effective Time in accordance with the Reverse Stock Split Amendment. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Outstanding at August 21, 2025(1)	Reverse Stock Split Ratio	Outstanding after Reverse Stock Split(1)	Reduction in Shares Outstanding
20,846,102	1-for-2	10,423,051	50.0%
20,846,102	1-for-5	4,169,220	80.0%
20,846,102	1-for-10	2,084,610	90.0%
20,846,102	1-for-20	1,042,305	95.0%
20,846,102	1-for-30	694,870	96.7%

____________

(1)      Excludes shares of Common Stock issuable upon exercise of options and vesting of RSUs.

Procedure for Effecting Reverse Stock Split

If the proposed Reverse Stock Split Amendment is approved by the Company’s stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at the time the Reverse Stock Split Amendment is filed with the Secretary of State of the State of Delaware or such later effective time as is specified in such filing (the “Effective Time”). At the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto or held by the Company in treasury will be combined, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Final Ratio contained in the Reverse Stock Split Amendment.

Registered “Book-Entry” Holders of Common Stock

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of Common Stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our Common Stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of Common Stock you hold.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in street name in the same manner as registered “book-entry” holders of Common Stock. Stockbrokers, banks, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our Common Stock with a stockbroker, bank, or other nominee and has any questions in this regard, stockholders are encouraged to contact their stockbroker, bank, or other nominee.

Fractional Shares

The Reverse Stock Split Amendment would provide that, if the shares of Common Stock held by any holder of Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment are collectively reclassified pursuant to the Reverse Stock Split into a fractional number of shares of Common Stock, the Company shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder immediately following the Reverse Stock Split up to the nearest whole number of shares. Such additional shares of Common Stock would be issued in consideration for the corporate benefits to the

Company arising from not having to issue fractional shares or pay in cash the fair value of such fractional shares in lieu of the issuance thereof, which would result in any fractional shares of Common Stock that would otherwise be held by a holder following the Reverse Stock Split being rounded up to the nearest whole number of shares of Common Stock.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for the Reverse Stock Split to be, nor have the effect of, a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Anti-takeover Effects of Proposed Amendments

An increase in the relative amount of authorized but unissued shares of our Common Stock, may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us and the Reverse Split Proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Board Discretion to Implement the Reverse Stock Split

Our Board has reserved the right to abandon the proposed Reverse Stock Split Amendment at any time before the effectiveness of the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, even if the adoption of the Reverse Stock Split Amendment is approved by our stockholders. In addition, if the Reverse Stock Split is implemented, the other alternative amendments reflecting a Reverse Stock Split at a ratio other than the Final Ratio will be abandoned by the Board.

Summary of Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following information is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Common Stock in a hedging transaction, “straddle,”

“conversion transaction” or other risk reduction transaction; (x) persons who acquired our Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary does not discuss any federal taxes other than income tax and does not address potentially applicable state, local, or foreign income or other taxes. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•        an individual who is a citizen or resident of the United States;

•        a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, a U.S. stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the Common Stock surrendered and such stockholder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Split to shares of Common Stock received pursuant to the Reverse Stock Split. Stockholders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present and entitled to vote at the Annual Meeting at which a quorum is present is required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking the Company’s stockholders to consider and vote on the Adjournment Proposal, which is a proposal that will give the Board authority to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting or any adjournment or postponement thereof. If the Adjournment Proposal is approved, the Annual Meeting could be adjourned to a later date. The Company could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company stockholders who have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the foregoing proposals have been received, we could adjourn the Annual Meeting without a vote on the proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the proposals.

If the Annual Meeting is adjourned, Company stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The Adjournment Proposal will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 5
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059 or legal@mawsoninc.com. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Exchange Act, the proposal must be received by our Corporate Secretary by May 7, 2026 for inclusion in our proxy statement. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary no later than July 21, 2026 and no earlier than June 19, 2026 in order to be considered timely. In addition, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, at the 2026 annual meeting of stockholders must also comply with all applicable requirements of Rule 14a-19 of the Exchange Act.

Notwithstanding the foregoing, if the date of the 2026 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the Annual Meeting, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a stockholder or stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

A printed copy of the 2024 Form 10-K may be obtained by our stockholders without charge upon written request to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059 or legal@mawsoninc.com. You may also download a copy of our Annual Report on Form 10-K by visiting our corporate website at www.mawsoninc.com.

ANNEX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF MAWSON INFRASTRUCTURE GROUP INC.

Mawson Infrastructure Group Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.    This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on February 10, 2012, as amended February 28, 2012, July 18, 2013, November 15, 2017, March 1, 2018, March 17, 2021, June 9, 2021, August 11, 2021 and February 6, 2023 (as amended, the “Certificate of Incorporation”).

2.    Section 3.1(ii) of Article III of the Certificate of Incorporation is hereby amended and restated in its entirety such that, as amended, said section shall read in its entirety as follows:

(ii) Upon this Certificate of Amendment to the Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of common stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares of common stock such that every [__] ([__]) shares of common stock shall, at the Effective Time, be automatically reclassified and combined into one (1) validly issued, fully-paid and nonassessable share of common stock automatically and without any action by the holder thereof (the “Reverse Stock Split”). The par value of the common stock immediately following the Effective Time shall remain at $0.001 par value per share. If the shares of common stock held by any holder of common stock immediately prior to the Effective Time are collectively reclassified pursuant to the Reverse Stock Split into a fractional number of shares of common stock, the Corporation shall issue to such holder such fractions of a share of common stock as are necessary to round the number of shares of common stock held by such holder immediately following the Effective Time up to the nearest whole number of shares in consideration for the corporate benefits to the Corporation arising from not having to issue fractional shares or pay in cash the fair value of such fractional shares in lieu of the issuance thereof. Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of common stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock after the Effective Time into which the shares of common stock formerly represented by such certificate or book-entry position shall have been reclassified and combined pursuant to the Reverse Stock Split after giving effect to the issuance contemplated by the immediately preceding sentence.

3.    This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.    All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Kaliste Saloom, its Interim Chief Executive Officer, General Counsel and Corporate Secretary, on [____].

By
Kaliste Saloom
Interim Chief Executive Officer, General Counsel and Corporate Secretary

Annex A-1

C1234567 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote . com/MIGI or scan the QR code login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money Sign up for electronic delivery at www.investorvote.com/MIGI Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Stockholder Meeting Notice - MAWSON INFRASTRUCTURE GROUP INC. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and FOR Proposals 2, 3, 4 and 5. 1. Approve the election of three (3) nominees as directors of the Company to serve until the 2026 annual meeting of stockholders For Against Abstain (i) Ryan Costello (ii) Steven Soles (iii) Kathryn Yingling Schellenger 2. To approve and ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Company’s Board of Directors in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board of Directors to abandon such amendment. 4. Advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers. 5. If necessary or appropriate, to authorize the adjournment of the 2025 Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to approve any of the foregoing proposals. B Authorized Signatures This section must be completed for your vote to be counted. Date and Sign Below (Please date this proxy card and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. C 1234567890 J N T 1UPX 661573 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 046LBF

2025 Annual Meeting of Mawson Infrastructure Group Inc. Shareholders October 15, 2025 4:00pm Eastern Time The 2025 Annual Meeting of Stockholders of Mawson Infrastructure Group Inc. will be held on Wednesday, October 15, 2025 at 4:00 pm ET, virtually via the Internet at meetnow.global/MTGQJYV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The materials are available at: www.edocumentview.com/MIGI Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MIGI IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. MAWSON INFRASTRUCTURE GROUP INC. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — October 15, 2025 Kaliste Saloom and William Regan or any of them (each, a “Proxy”), with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Mawson Infrastructure Group Inc. to be held on October 15, 2025 at 4:00pm Eastern Time. This proxy, when properly executed, will be voted in the manner directed herein. If no directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (for all nominees), and FOR Proposals 2, 3, 4 and 5. Proposals to be voted on at the meeting are listed on the reverse side. The Board of Directors recommend that you vote FOR Proposal 1 (for all nominees), and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments and postponements thereof. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.